                                                                     EXHIBIT 3.1



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                           AMENDED AND RESTATED BYLAWS

                                       OF

                          INTERNET PICTURES CORPORATION



                            (as of October 26, 2000)


================================================================================

                                TABLE OF CONTENTS


                                                                                                            Page
                                                                                                            ----

ARTICLE I           CORPORATE OFFICES.......................................................................1
       1.1      Registered Office...........................................................................1
       1.2      Other Offices...............................................................................1

ARTICLE II          MEETINGS OF STOCKHOLDERS................................................................1
       2.1      Place of Meetings...........................................................................1
       2.2      Annual Meeting..............................................................................1
       2.3      Special Meeting.............................................................................1
       2.4      Notice of Stockholders' Meetings............................................................2
       2.5      Advance Notice of Stockholder Nominees and Stockholder Business.............................2
       2.6      Manner of Giving Notice; Affidavit of Notice................................................3
       2.7      Quorum......................................................................................3
       2.8      Adjourned Meeting; Notice...................................................................3
       2.9      Presiding Officer and Secretary; Conduct of Business........................................3
       2.10     Voting......................................................................................4
       2.11     Waiver of Notice............................................................................5
       2.12     [Reserved]..................................................................................5
       2.13     Record Date for Stockholder Notice; Voting..................................................5
       2.14     Proxies.....................................................................................5
       2.15     List of Stockholders Entitled to Vote.......................................................6

ARTICLE III         DIRECTORS...............................................................................6
       3.1      Powers......................................................................................6
       3.2      Number of Directors.........................................................................6
       3.3      Election and Qualification of Directors.....................................................7
       3.4      Resignation and Vacancies...................................................................7
       3.5      Place of Meetings; Meetings by Telephone....................................................8
       3.6      Regular Meetings............................................................................8
       3.7      Special Meetings............................................................................8
       3.8      Quorum......................................................................................8
       3.9      Notice Procedure............................................................................8
       3.10     Waiver of Notice............................................................................9
       3.11     Board Action by Written Consent Without a Meeting...........................................9
       3.12     Fees and Compensation of Directors..........................................................9
       3.13     Approval of Loans to Officers...............................................................9
       3.14     Reduction of  Directors.....................................................................9

ARTICLE IV          COMMITTEES.............................................................................10
       4.1      Committees of Directors....................................................................10
       4.2      Committee Minutes..........................................................................10
       4.3      Meetings and Action of Committees..........................................................10


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


ARTICLE V           OFFICERS...............................................................................11
       5.1      Officers...................................................................................11
       5.2      Appointment of Officers....................................................................11
       5.3      Chairman of the Board......................................................................11
       5.4      Vice Chairman of the Board.................................................................11
       5.5      Chief Executive Officer....................................................................12
       5.6      President..................................................................................12
       5.7      Vice Presidents............................................................................12
       5.8      Secretary..................................................................................12
       5.9      Chief Financial Officer....................................................................12
       5.10     Assistant Secretary........................................................................13
       5.11     Assistant Treasurer........................................................................13
       5.12     Representation of Shares of Other Corporations.............................................13

ARTICLE VI          INDEMNITY..............................................................................14
       6.1      Third Party Actions........................................................................14
       6.2      Actions by or in the Right of the Corporation..............................................14
       6.3      Successful Defense.........................................................................15
       6.4      Determination of Conduct...................................................................15
       6.5      Payment of Expenses in Advance.............................................................15
       6.6      Indemnity Not Exclusive....................................................................15
       6.7      Insurance Indemnification..................................................................15
       6.8      The Corporation............................................................................16
       6.9      Employee Benefit Plans.....................................................................16
       6.10     Continuation of Indemnification and Advancement of Expenses................................16

ARTICLE VII         RECORDS AND REPORTS....................................................................16
       7.1      Maintenance and Inspection of Records......................................................16
       7.2      Inspection by Directors....................................................................17
       7.3      Annual Statement to Stockholders...........................................................17

ARTICLE VIII        GENERAL MATTERS........................................................................17
       8.1      Execution of Corporate Contracts and Instruments...........................................17
       8.2      Stock Certificates; Partly Paid Shares.....................................................18
       8.3      Special Designation on Certificates........................................................18
       8.4      Lost Certificates..........................................................................19
       8.5      Construction; Definitions..................................................................19
       8.6      Dividends..................................................................................19
       8.7      Fiscal Year................................................................................19
       8.8      Seal.......................................................................................19
       8.9      Transfer of Stock..........................................................................19
       8.10     Stock Transfer Agreements..................................................................20
       8.11     Registered Stockholders....................................................................20

ARTICLE IX          AMENDMENTS.............................................................................20

                           AMENDED AND RESTATED BYLAWS

                                       OF

                          INTERNET PICTURES CORPORATION


                                   ARTICLE I

                                CORPORATE OFFICES

                  1.1      Registered Office.

                  The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is Corporation Service Company.

                  1.2      Other Offices.

                  The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  2.1      Place of Meetings.

                  Meetings of stockholders shall be held at any place, either within or without the State of Delaware, as may be designated by the board of directors or in the manner provided in these bylaws. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation in the State of Delaware.

                  2.2      Annual Meeting.

                  The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the second Tuesday of May of each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the meeting, directors shall be elected and any other proper business may be transacted.

                  2.3      Special Meeting.

                  A special meeting of the stockholders may be called at any time only by the chairman of the board, by the chief executive officer, by the president or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors that the corporation would have if there were no vacancies. No business may be transacted at such special meeting otherwise than specified in such notice.

                  2.4      Notice of Stockholders' Meetings.

                  All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

                  2.5 Advance Notice of Stockholder Nominees and Stockholder Business.

                  Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

                           (i)      nominations for the election of directors,
and

                           (ii)     business proposed to be brought before any
stockholder meeting

may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

                           (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                           (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                           (c)      if applicable, a description of all
         arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                           (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

                           (e) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

                  The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

                  2.6      Manner of Giving Notice; Affidavit of Notice.

                  Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  2.7      Quorum.

                  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

                  2.8      Adjourned Meeting; Notice.

                  When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  2.9      Presiding Officer and Secretary; Conduct of Business.

                  Meetings of the stockholders shall be presided over by the chairman, or if the chairman is not present, by any vice chairman, or if the chairman or vice chairman is not present or if the corporation shall not have a chairman or vice chairman, by the chief executive officer, or if neither the chairman nor the vice chairman or chief executive officer is present, by a chairman chosen by a majority of the stockholders present at such meeting. The secretary or, in the secretary's absence, an assistant secretary shall act as secretary of every meeting, but if neither the secretary nor an assistant secretary is present, a majority of the stockholders present at such meeting shall choose any person present to act as secretary of the meeting.

                  Meetings of the stockholders generally shall follow accepted rules of parliamentary procedure subject to the following:

                           (a) The chairman of the meeting shall have absolute authority over the matters of procedure, and there shall be no appeal from the ruling of the chairman. If, in his or her absolute discretion, the chairman deems it advisable to dispense with the rules of parliamentary procedure as to any meeting of stockholders or part thereof, he or she shall so state and shall state the rules under which the meeting or appropriate part thereof shall be conducted.

                           (b) If disorder should arise which prevents the continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting, and upon so doing, the meeting will immediately be adjourned.

                           (c) The chairman may ask or require that anyone not a bona fide stockholder or proxy leave the meeting.

                           (d) The resolution or motion shall be considered for vote only if proposed by a stockholder or a duly authorized proxy and seconded by a stockholder or duly authorized proxy other than the individual who proposed the resolution or motion.

                           (e) Except as the chairman may permit, no matter shall be presented to the meeting which has not been submitted for consideration in accordance with the terms and provisions of Section 2.5.

                  2.10     Voting.

                  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.13 of these bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

                  Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

                  At any meeting of stockholders (at which a quorum is present to organize the meeting), all matters, except as otherwise provided by statute, by the certificate of incorporation or by these bylaws, shall be decided by the majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken.


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

                  2.11     Waiver of Notice.

                  Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                  2.12     [Reserved]

                  2.13     Record Date for Stockholder Notice; Voting

                  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

                  If the board of directors does not so fix a record date:

                           (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                           (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                  2.14     Proxies.

                  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by a written proxy, signed by such stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if such stockholder's name is placed on the proxy by any reasonable means including, but not limited to, by facsimile signature, manual signature, typewriting, telegraphic transmission or otherwise, by such stockholder or such stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.

                  2.15     List of Stockholders Entitled to Vote.

                  The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                  ARTICLE III

                                    DIRECTORS

                  3.1      Powers.

                  Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

                  3.2      Number of Directors.

                  Except as otherwise provided in the certificate of incorporation, the board of directors shall consist of nine (9) members. The number of directors may be changed by a resolution of the board of directors, or by a duly adopted amendment to the certificate of incorporation. Directors shall be divided into three (3) classes, designated Class I, Class II and Class III. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. The initial term of Class I directors shall expire at the annual stockholder meeting in 2000; the initial term of Class II directors shall expire at the annual stockholder meeting in 2001; and the initial term of Class III directors shall expire at the annual stockholder meeting in 2002. At each annual meeting of stockholders, the stockholders shall elect directors for the class of directors whose term is expiring at such annual meeting to serve a three-year term. A director shall hold office until the annual stockholder meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

                  No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

                  3.3      Election and Qualification of Directors.

                  Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

                  Elections of directors need not be by written ballot.

                  3.4      Resignation and Vacancies.

                  Any director may resign at any time upon written notice to the attention of the Secretary of the corporation. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

                  Unless otherwise provided in the certificate of incorporation or these bylaws:

                           (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                           (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

                  If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws,


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

or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

                  3.5      Place of Meetings; Meetings by Telephone.

                  The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

                  Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of such board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

                  3.6      Regular Meetings.

                  Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                  3.7      Special Meetings.

                  Special meetings of the board of directors may be called by the chairman, the chief executive officer, the president, or the secretary or by any two (2) or more directors then serving on at least one (1) day's notice to each director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three (3) days' notice if given by mail. Special meetings shall be called by the chairman, chief executive officer, president or secretary in like manner and on like notice on the written request of any two
(2) or more of the directors then serving.

                  3.8      Quorum.

                  At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation, or these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

                  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

                  3.9      Notice Procedure.

                  Whenever, under provisions of any statutes, the certificate of incorporation or these bylaws, notice is required to be given to any director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such director at such director's address as it appears in the records of the corporation, with postage paid thereon, or by telegram, telex, telecopy or similar means addressed as aforesaid.

                  3.10     Waiver of Notice.

                  Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                  3.11     Board Action by Written Consent Without a Meeting.

                  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

                  3.12     Fees and Compensation of Directors.

                  Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

                  3.13     Approval of Loans to Officers.

                  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                  3.14     Reduction of Directors.

                  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.


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


                                   ARTICLE IV

                                   COMMITTEES

                  4.1      Committees of Directors.

                  The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority (i) approving or adopting or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending, or repealing any bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

                  4.2      Committee Minutes.

                  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                  4.3      Meetings and Action of Committees.

                  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings), Section 3.8 (quorum),
Section 3.9 (notice procedure), Section 3.10 (waiver of notice) and Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V

                                    OFFICERS

                  5.1      Officers.

                  The officers of the corporation may consist of a chairman, a chief executive officer, a president, one or more vice presidents (who may be designated as vice presidents, senior vice presidents or executive vice presidents), a secretary and a treasurer as appointed by the board of directors or the chief executive officer. The corporation may have such additional or assistant officers (sometimes referred to as "additional officers") as the board of directors or chief executive officer may deem necessary for its business and may appoint from time to time.

                  The board of directors shall also have the authority, but shall not be required, to designate officers as the chief executive officer, the chief operating officer, the chief financial officer or similar such titles. Any two or more offices may be held by the same person.

                  If a director/officer has not been designated as chairman, or if the designated chairman is not present, the board of directors shall elect a chairman from amongst its members to serve as chairman of the board of directors. The chairman shall preside at all meetings of the board of directors, and shall have such other powers as the board may determine.

                  5.2      Appointment of Officers.

                  The officers of the corporation shall be appointed annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders. If officers are not appointed at such meeting, such appointment shall occur as soon as possible thereafter, or may be left vacant. Each officer shall hold office until a successor shall have been appointed and qualified or until said officer's earlier death, resignation, or removal.

                  5.3      Chairman of the Board.

                  The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to the chairman of the board by the board of directors or as may be prescribed by these bylaws.

                  5.4      Vice Chairman of the Board.

                  The vice chairman of the board, if any, shall have such powers and duties as may be delegated to him by the board of directors or the chairman. To the extent not otherwise provided herein, the vice chairman of the board shall perform the duties and exercise the powers of the chairman of the board in the event of the chairman's absence or disability. The corporation may have one or more vice chairman.

                  5.5      Chief Executive Officer.

                  The board of directors shall select a chief executive officer of the corporation who shall be subject to the control of the board of directors and have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors.

                  5.6      President.

                  The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors, the chief executive officer or these bylaws.

                  5.7      Vice Presidents.

                  Each vice president shall have such powers and duties as may be delegated to him by the board of directors, the chief executive officer of the president.

                  5.8      Secretary.

                  The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

                  The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

                  The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

                  5.9      Chief Financial Officer.

                  The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

                  The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors, the chief executive officer or these bylaws.

                  The chief financial officer shall be the treasurer of the corporation.

                  5.10     Assistant Secretary.

                  The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the board of directors, the chief executive officer or these bylaws.

                  5.11     Assistant Treasurer.

                  The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the board of directors or the chief executive officer (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors, the chief executive officer or these bylaws.

                  5.12     Representation of Shares of Other Corporations.

                  The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                   ARTICLE VI

                                    INDEMNITY

                  6.1      Third Party Actions.

                  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

                  6.2      Actions by or in the Right of the Corporation.

                  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  6.3      Successful Defense.

                  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

                  6.4      Determination of Conduct.

                  Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the board of directors or the executive committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

                  6.5      Payment of Expenses in Advance.

                  Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to indemnification pursuant to Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI.

                  6.6      Indemnity Not Exclusive.

                  The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

                  6.7      Insurance Indemnification.

                  The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

                  6.8      The Corporation.

                  For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this
Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                  6.9      Employee Benefit Plans.

                  For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

                  6.10 Continuation of Indemnification and Advancement of Expenses.

                  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE VII

                               RECORDS AND REPORTS

                  7.1      Maintenance and Inspection of Records.

                  The corporation shall, either at its principal executive officer or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

                  Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

                  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  7.2      Inspection by Directors.

                  Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

                  7.3      Annual Statement to Stockholders.

                  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VIII

                                 GENERAL MATTERS

                  8.1      Execution of Corporate Contracts and Instruments.

                  The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                  8.2      Stock Certificates; Partly Paid Shares.

                  The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                  The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

                  8.3      Special Designation on Certificates.

                  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  8.4      Lost Certificates.

                  Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

                  8.5      Construction; Definitions.

                  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                  8.6      Dividends.

                  The directors of the corporation, subject to any restrictions contained in (i) the Delaware General Corporation Law or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

                  The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

                  8.7      Fiscal Year.

                  The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

                  8.8      Seal.

                  The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                  8.9      Transfer of Stock.

                  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

                  8.10     Stock Transfer Agreements.

                  The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

                  8.11     Registered Stockholders.

                  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

                  The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.